THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Loas, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly-owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa SB Investments (Singapore) Ltd. provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling
(800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    Inquiries concerning your share account should be directed to EquiServe Trust Company, N.A. (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, is currently prohibiting and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or by writing The Singapore Fund, Inc., c/o EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                    May 19, 2002
DEAR SHAREHOLDERS:

    We are pleased to present the Semi-Annual Report of The Singapore Fund, Inc. (the "Fund") for the six months ended April 30, 2002.

PERFORMANCE REVIEW

                                                              NOV '01 TO       FEB '02 TO       NOV '01 TO
US$ TERMS                                                      JAN '02         APRIL '02        APRIL '02
Singapore Fund                                                      +22.0%            -0.4%           +21.5%
Straits Times Index ("STI")                                         +25.9%            -2.0%           +23.4%
Relative to Benchmark Index                                          -3.9%            +1.6%            -1.9%

Source: Bloomberg

    The Fund under-performed in the Fund's first quarter, largely because of mandate constraints on the financial sector, but out-performed the STI by 160 basis points for the quarter ended April 30, 2002. The out-performance in the second quarter came from careful stock and sector selection. Throughout the second quarter, the portfolio has steadily increased its exposure to selective cyclical sectors such as media, airlines, and technology, in tandem with our more positive view on the global economy. The Fund's over-weight position in conglomerates since the start of the year also contributed positively as investors re-rated the sector on the back of stronger earnings acceleration. In addition, the Fund's exposure to high growth small and mid-cap companies similarly benefited performance.

MARKET REVIEW

    The STI Index performed strongly in the first quarter of the new financial year, gaining almost +30% over the quarter. In November, general sentiment was buoyed by the robust performance on Wall Street and hopes of a cyclical recovery in the global economy. On the political front however, the general elections and the landslide victory that took place in early November had little impact on the market.

    Singapore's third quarter Gross Domestic Product ("GDP") yielded little surprise with headline GDP numbers contracting 5.6% year-on-year ("yoy"). Manufacturing was the major drag during the quarter, falling 19% yoy, but was in line with expectations. Investors took comfort from the fact that the decline in electronics exports moderated to -30% yoy and non-electronics to just -4.9% yoy, largely on the back of a gradual inventory rebuilding in the U.S., usually a prelude to an export pickup in Asia.

    On the stock market front, equities surged as shown by the STI's 25.9% appreciation in the first quarter. DBS (+37%) and UOB (+43.6%) did particularly well, although OCBC under-performed with its 19.7% rise.

    The STI continued to gain pace in the first two months of the second quarter before correcting in April. It fell by 4.3% in April as investors took profits after the spectacular performance since the beginning of the year. The absence of fresh news coupled by the somewhat disappointing export figure in March provided just the excuse needed for investors to sell into the corporate reporting season. In addition, uncertainty surrounding the potential restructuring of the Central Provident Fund (CPF) system provided investors with yet another reason to trim stocks.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    Property stocks were amongst the hardest hit in April due to concerns that liquidity might be drawn away from the property market over the longer-term. Stocks such as City Developments fell by 11% and Keppel Land by 14%. The declines on the broader index would have been more steep were it not for the resilience of selective blue chip counters such as Singapore Telecommunications, UOB and OCBC.

    Looking forward, the stock market should continue to consolidate given the lack of fresh factors in the near-term. The imminent budget announcement by the government is not expected to result in any major surprises and any positive changes in the tax structure will have negligible impact on corporate earnings. Investors' focus will return to earnings fundamentals, which is unlikely to gain momentum into the late second half of the year 2002. Overall, valuations of the market are less compelling compared to three months ago. Nevertheless, corporate restructuring amongst financials and government linked companies (GLCs) will remain an important investment theme this year, and the Fund will continue to invest in companies that will benefit from this.

OVERWEIGHT                                         RATIONALE
Semiconductor             Broader based recovery should underpin improvement in
                          utilization levels over the next few quarters. Longer-term concerns relating to competition from China likely to give way to near-term improvement in operating environment. New products and customers needed to improve overall
                          profitability. Valuations remain undemanding.
Conglomerate              Near-term concerns on Keppel relating to corporate
                          governance and property subsidiary well discounted. Core
                          earnings from offshore rig building will continue to gain
                          momentum, providing huge scope for earnings upgrades.
                          Stripping other assets including real estate and refining
                          unit (likely to be sold soon), offshore business trades
                          below 13x forward earnings.
Aerospace engineering     Significant potential for earnings upgrade; further
                          acquisitions to scale up competitive edge; possible merger provides speculative upside.
Industrial                Strong earnings momentum. Valuation yet to discount growth prospects.
NEUTRAL
Airlines                  Prospects for yield improvement dim in view of new
                          competition. Valuations unattractive.
UNDERWEIGHT
Finance                   No new catalysts for credit growth. Valuations appear fair.
                          Possible restructuring could provide some upside.
Real Estate               Uncertainty relating to CPF liberalization to cap any
                          meaningful performance in share price.
Media                     Valuation for publishing business no longer attractive at
                          17x forward PER. Pace of asset divestment likely to wane.
                          Investors will refocus on market share loss and weak
                          currency outlook (impact on newsprint cost).

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO MANAGEMENT

    Mr. Roy Phua has been the Fund's portfolio manager since October 12, 2000. Mr. Phua is responsible for the day-to-day management of the Fund's portfolio. Mr. Phua joined DBS Asset Management Ltd., of which the Fund's Investment Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly owned subsidiary, in July 2000. From 1995 to 2000, Mr. Phua worked at Rothschild Asset Management Pte. Ltd. Singapore as an analyst and portfolio manager.

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

/s/ Ikuo Mori

IKUO MORI
CHAIRMAN OF THE BOARD

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS--90.02%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
MALAYSIA--6.18%
CONSTRUCTION--2.52%
 1,165,000  IJM Corp., Berhad..................  $  1,669,976
                                                 ------------
GAMING--3.66%
 1,000,000  Berjaya Sports Toto Berhad.........     2,419,779
                                                 ------------
Total Malaysia Common Stocks...................     4,089,755
                                                 ------------
SINGAPORE--83.84%
BANKS & FINANCIAL SERVICES--24.02%
   967,000  Oversea--Chinese Banking Corp.
             Ltd...............................     6,947,223
 1,124,712  United Overseas Bank Ltd...........     8,950,458
                                                 ------------
                                                   15,897,681
                                                 ------------
COMMUNICATIONS--MEDIA--7.23%
   384,800  Singapore Press Holdings Ltd.+.....     4,784,747
                                                 ------------
ELECTRONIC COMPONENTS--9.97%
   252,000  Chartered Semiconductor
             Manufacturing Ltd.*+..............       637,834
   740,000  CSA Holdings Ltd.*.................       650,235
 1,600,000  Digiland International Ltd.........       190,108
 1,600,000  GES International Ltd..............       433,269
   930,000  ST Assembly Test Services Ltd......     1,480,188
   341,000  Venture Manufacturing (Singapore)
             Ltd...............................     3,203,647
                                                 ------------
                                                    6,595,281
                                                 ------------
FOODS--1.79%
   282,600  Fraser & Neave Ltd.................     1,186,936
                                                 ------------
HEALTH & PERSONAL CARE--1.44%
   400,000  Haw Par Ltd........................       954,960
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------
INDUSTRIAL--4.52%
 1,703,000  Singapore Technology Engineering
             Ltd.+.............................  $  1,976,402
 2,134,000  Wing Tai Holdings Ltd..............     1,014,225
                                                 ------------
                                                    2,990,627
                                                 ------------
LIFE INSURANCE--1.34%
   142,000  Great Eastern Holding, Ltd.........       886,764
                                                 ------------
METAL PRODUCTS--1.61%
 6,200,000  Beyonics Technology Ltd............     1,062,172
                                                 ------------
PROPERTY DEVELOPMENT--6.82%
   621,000  Capitaland Ltd.....................       597,148
   673,000  City Developments Ltd..............     2,305,941
   930,000  Hongkong Land Holdings, Ltd........     1,608,900
                                                 ------------
                                                    4,511,989
                                                 ------------
REAL ESTATE--0.99%
 1,097,000  Allgreen Properties Ltd............       654,744
                                                 ------------
SHIPYARDS--7.24%
   997,000  Keppel Corp. Ltd...................     2,314,120
 4,925,000  Sembcorp Marine Ltd.+..............     2,476,789
                                                 ------------
                                                    4,790,909
                                                 ------------
TELECOMMUNICATIONS--4.53%
 3,548,000  Singapore Telecommunications
             Ltd.+.............................     2,999,967
                                                 ------------
TRANSPORTATION--AIR--7.10%
   607,650  Singapore Airlines Ltd.+...........     4,701,354
                                                 ------------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
TRANSPORTATION--MARINE--1.75%
 1,335,000  Sembcorp Industries Ltd.+..........  $  1,158,303
                                                 ------------
WATER TREATMENT SYSTEMS--3.49%
 3,341,000  Hyflux Ltd.........................     2,307,958
                                                 ------------
Total Singapore Common Stocks..................    55,484,392
                                                 ------------
Total Common Stocks
  (Cost--$52,269,388)..........................    59,574,147
                                                 ------------

-------------------------------------------
TIME DEPOSITS--2.89%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
U.S. DOLLAR TIME DEPOSIT--2.89%
       269  Bank of New York, 0.10%, due
             5/1/02............................       269,034
     1,644  Citibank Singapore, 1.75%, due
             5/1/02............................     1,644,293
                                                 ------------
Total U.S. Dollar Time Deposits
  (Cost--$1,913,326)...........................     1,913,327
                                                 ------------
Total Investments--92.91%
  (Cost--$54,182,714)..........................    61,487,474
Other assets less liabilities--7.09%...........     4,689,188
                                                 ------------

NET ASSETS (Applicable to 9,205,102 shares of
  capital stock outstanding; equivalent to
  $7.19 per share)--100.00%....................  $ 66,176,662
                                                 ============

------------------------

   +  Deemed to be an affiliated issuer.
   *  Non-income producing securities.

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
APRIL 30, 2002 (UNAUDITED)

-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
United Overseas Bank Ltd...........    13.53%
Oversea-Chinese Banking Corp.
Ltd................................    10.50
Singapore Press Holdings Ltd.......     7.23
Singapore Airlines Ltd.............     7.10
Venture Manufacturing
(Singapore) Ltd....................     4.84
Singapore Telecommunications
Ltd................................     4.53
Sembcorp Marine Ltd................     3.74
Berjaya Sports Toto Berhad.........     3.66
Keppel Corp. Ltd...................     3.50
Hyflux Ltd.........................     3.49

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
APRIL 30, 2002 (UNAUDITED)

-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Banks & Financial Services.........    24.02%
Electronic Components..............     9.97
Shipyards..........................     7.24
Communications--Media..............     7.23
Transportation--Air................     7.10
Property Development...............     6.82
Telecommunications.................     4.53
Industrial.........................     4.52
Gaming.............................     3.66
Water Treatment Systems............     3.49

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities
     (cost--$38,784,518).....................    $44,625,556
    Affiliated securities
     (cost--$14,937,138).....................     16,861,918    $ 61,487,474
                                                 -----------
  Cash denominated in foreign currency
   (cost--$4,119,490)........................                      4,157,001
  Receivable for securities sold.............                      1,579,820
  Interest and dividends receivable..........                         51,163
  Prepaid expenses...........................                         20,920
                                                                ------------
    Total assets.............................                     67,296,378
                                                                ------------
LIABILITIES
  Payable for securities purchased...........                        890,003
  Accrued expenses and other liabilities.....                        229,713
                                                                ------------
    Total liabilities........................                      1,119,716
                                                                ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,205,102 shares issued and outstanding...                         92,051
  Paid-in capital in excess of par value.....                    106,413,409
  Accumulated net investment loss............                       (385,059)
  Accumulated net realized loss on
   investments...............................                    (47,748,167)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........                      7,804,428
                                                                ------------
    Net assets applicable to shares
     outstanding.............................                   $ 66,176,662
                                                                ============
        NET ASSET VALUE PER SHARE............                   $       7.19
                                                                ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of--$140,886).........    $ 171,579
    Affiliated securities (net of withholding
     taxes of--$97,198)......................      122,561    $   294,140
                                                 ---------
  Interest...................................                       6,492
                                                              -----------
    Total investment income..................                     300,632
                                                              -----------
EXPENSES:
  Investment management fee..................                     238,140
  Investment advisory fee....................                     119,729
  Administration fee and expenses............                      81,700
  Audit and tax services.....................                      36,100
  Custodian fees and expenses................                      33,072
  Osaka Securities Exchange fees and
   expenses..................................                      32,233
  Legal fees and expenses....................                      32,232
  Reports and notices to shareholders........                      28,763
  Directors' fees and expenses...............                      25,726
  Insurance expense..........................                      14,409
  Transfer agency fee and expenses...........                      10,909
  Other......................................                      17,329
                                                              -----------
    Total expenses...........................                     670,342
                                                              -----------
NET INVESTMENT LOSS..........................                    (369,710)
                                                              -----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains (losses) on investments:
    Unaffiliated securities..................      944,040
    Affiliated securities....................     (243,072)       700,968
                                                 ---------
  Net realized foreign currency transaction
   losses....................................                     (72,011)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                  13,583,040
  Net change in unrealized appreciation
   (depreciation) on other assets and
   liabilities denominated in foreign
   currency..................................                      19,125
                                                              -----------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................                  14,231,122
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                 $13,861,412
                                                              ===========

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  FOR THE SIX
                                                     MONTHS
                                                     ENDED             FOR THE
                                                 APRIL 30, 2002       YEAR ENDED
                                                  (UNAUDITED)      OCTOBER 31, 2001
                                                 --------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)...............    $     (369,711)   $        936,350
  Net realized gain (loss) on:
    Investments..............................           700,968         (18,972,681)
    Foreign currency transactions............           (72,011)           (229,821)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........        13,583,040          (3,458,962)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................            19,125              27,187
                                                 -------------     ---------------
  Net increase (decrease) in net assets
   resulting from operations.................        13,861,411         (21,697,927)
                                                 -------------     ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net investment income......................          (736,063)          --
                                                 -------------     ---------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................            21,400           --
                                                 -------------     ---------------
  Net increase (decrease) in net assets......        13,146,748         (21,697,927)
NET ASSETS:
  Beginning of period........................        53,029,914          74,727,841
                                                 -------------     ---------------
  End of period..............................    $   66,176,662    $     53,029,914
                                                 =============     ===============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on
May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the six months ended April 30, 2002, the Fund was subject to withholding tax, ranging from 10% to 24.5%, on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Fund. During the six months ended April 30, 2002, no such expenses were paid to the Manager. During the six months ended April 30, 2002, there were no brokerage commissions paid by the Fund to affiliates of the Manager in connection with portfolio transactions.

    The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Daiwa SB Investments (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the six months ended
April 30, 2002, no such expenses were paid to the Adviser. During the six months ended April 30, 2002, there were no brokerage commissions paid by the Fund to affiliates of the Adviser, in connection with portfolio transactions. The Adviser has agreed to waive its fee for one year to 0.20% of the first $50 million of the Fund's average weekly net assets and 0.17% of the Fund's weekly net assets in excess of $50 million.

    At April 30, 2002, the Fund owed to the Manager and the Adviser $41,733 and $21,001, for management and advisory fees, respectively.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During six months ended April 30, 2002, expenses of $6,592 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the six months ended April 30, 2002, DSTC earned $7,472 and DBS Bank earned $21,513 from the Fund for their respective custodial services.

    At April 30, 2002, the Fund owed to DSTC $12,500 and $12,478 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totaling $11,261.

    During the six months ended April 30, 2002, the Fund paid or accrued $32,232 for legal services, in connection with the Fund's on-going operations, to a law firm of which the Fund's Assistant Secretary is a partner.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at April 30, 2002 was $54,384,355, excluding $1,913,326 of short-term interest-bearing investments. At April 30, 2002, the net unrealized appreciation on investments, excluding short-term securities, of $5,189,792 was composed of gross appreciation of $6,999,674 for those investments having an excess of value over cost, and gross depreciation of $1,809,882 for those investments having an excess of cost over value. For the six months ended April 30, 2002, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $29,956,575 and $33,768,033, respectively.

    At October 31, 2001, the Fund had a remaining capital loss carryover of $45,801,099, of which $15,210,895 expires in the year 2006, $14,066,604 expires in the year 2008 and $16,523,600 expires in the year 2009, available to offset future net capital gains.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the six months ended April 30, 2002, 4,262 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends. Of the 9,205,102 shares outstanding at April 30, 2002, Daiwa Securities America, Inc., an affiliate of the Adviser and DSTC, owned 14,539 shares.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                               FOR THE SIX
                                               MONTHS ENDED
                                                APRIL 30,               FOR THE YEARS ENDED OCTOBER 31,
                                                   2002       ----------------------------------------------------
                                               (UNAUDITED)      2001       2000       1999       1998       1997
                                               ------------   --------   --------   --------   --------   --------
Net asset value, beginning of period........     $ 5.76       $ 8.12     $ 10.07    $ 7.09     $ 7.99     $ 12.59
                                                 -------      -------    -------    -------    -------    -------
Net investment income (loss)................      (0.04)        0.10        --  *    (0.04)      0.09      (0.04)
Net realized and unrealized gains (losses)
 on investments and foreign
 currency transactions......................       1.55        (2.46)     (1.95)      3.13      (0.99)     (4.18)
                                                 -------      -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
 resulting from operations..................       1.51        (2.36)     (1.95)      3.09      (0.90)     (4.22)
                                                 -------      -------    -------    -------    -------    -------
Less: dividends and distributions to
 shareholders
  Net investment income.....................      (0.08)         --         --         --         --         --
  Net realized gains on investments and
   foreign currency transactions............        --           --         --       (0.11)       --       (0.38)
                                                 -------      -------    -------    -------    -------    -------
Net asset value, end of period..............     $ 7.19       $ 5.76     $ 8.12     $ 10.07    $ 7.09     $ 7.99
                                                 =======      =======    =======    =======    =======    =======
Per share market value, end of period.......     $ 6.230      $ 4.480    $ 6.375    $ 8.938    $ 6.375    $ 8.750
                                                 =======      =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end
   of period, assuming reinvestment of
   dividends................................      41.28 %     (29.73)%   (28.68)%    42.44 %   (27.14)%   (25.51)%
  Based on net asset value at beginning and
   end of period, assuming reinvestment of
   dividends................................      26.82 %     (29.06)%   (19.36)%    44.30 %   (11.26)%   (34.49)%
Ratios and supplemental data:
  Net assets, end of period
   (in millions)............................    $ 66.2        $ 53.0     $ 74.7     $ 92.6     $ 65.2     $ 73.5
  Ratios to average net assets of:
    Expenses................................       2.18 %**     2.15 %     1.93 %     1.97 %     2.23 %     1.87 %
    Net investment income (loss)............      (1.20)%**     1.47 %     0.04 %    (0.42)%     1.38 %    (0.29)%
Portfolio turnover..........................      53.10 %     152.18 %   155.83 %   201.76 %   208.56 %    78.74 %

---------------------------------------------------------------------------
  *  Represents less than 0.005 per share.
 **  Annualized.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 5, 2002, the Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") was held and the following matter was voted upon and passed.

    Election of two Class II Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2005 and the election of one Class III Director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2003.

                             NUMBER OF SHARES/VOTES
                             ----------------------

                                    PROXY AUTHORITY
      CLASS II          VOTED FOR      WITHHELD
---------------------   ---------   ---------------
Martin J. Gruber        7,054,330       128,565
Alfred C. Morley        7,021,035       161,860
      CLASS III
---------------------
Ikuo Mori               7,021,462       161,433

    In addition to the three Directors re-elected at the Meeting, Austin C. Dowling, David G. Harmer and Oren G. Shaffer were the other members of the Board who continued to serve as Directors of the Fund.
----------------------------------------------------------------------
AN IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY
--------------------------------------------------------------------------------

    This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund. The term "you" in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

    In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

    - Applications and other forms you submit to us.

    - Dealings and transactions with us or others.

    We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

    We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

----------------------------------------
BOARD OF DIRECTORS

Ikuo Mori, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Alfred C. Morley
Oren G. Shaffer
--------------------------------------------
OFFICERS

John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun Tu
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY

--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------

INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company, N.A.

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                               Semi-Annual Report
                                 April 30, 2002